SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  February 17, 1999
(Date of earliest event reported)

Commission File No.  333-56081



                       Chase Mortgage Finance Corporation
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        Delaware                                         52-1495132
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

343 Thornall Street
Edison, New Jersey                                                08837
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Address of principal executive offices                          (Zip Code)


                                 (732) 205-0600
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  Other Events

         Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Merrill Lynch, Pierce, Fenner & Smith Incorporated, which are hereby filed pursuant to such letter.

ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                  Description
-----------                                  -----------

(99)                                         Computational Materials
                                             prepared by Merrill Lynch, Pierce,
                                             Fenner & Smith Incorporated, in
                                             connection with Chase Mortgage
                                             Finance Corporation, Multi-Class
                                             Mortgage Pass-Through
                                             Certificates, Series 1999-S3

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CHASE MORTGAGE FINANCE CORPORATION


February 17, 1999

                                              By: /s/ Eileen Lindblom
                                                  ------------------------------
                                                  Name:   Eileen Lindblom
                                                  Title:  Vice President

                                INDEX TO EXHIBITS



                                                                Paper (P) or
Exhibit No.        Description                                  Electronic (E)
-----------        -----------                                  --------------

  (99)             Computational Materials                            P
                   prepared by Merrill Lynch, Pierce,
                   Fenner & Smith Incorporated,
                   in connection with Chase Mortgage
                   Finance Corporation, Multi-Class
                   Mortgage Pass-Through
                   Certificates, Series 1999-S3